UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Report to Shareholders

Institutional Large-Cap Growth Fund	December 31, 2015

Highlights

●	It was a challenging year for stocks, marked by investor concerns over the pace of global economic growth.
●	Corporate profit growth stalled in 2015, weighed by weak commodity prices and a strong U.S. dollar.
●	Large-cap stocks performed relatively well, outpacing both mid- and small-cap stocks. Growth stocks outperformed value shares, propelled by a narrow group of market leaders.
●	The fund returned 10.08% in 2015, outperforming its Russell 1000 Growth Index benchmark as well as the Lipper Large-Cap Growth Funds Index.
●	Portfolio performance was largely driven by strong stock selection in the consumer discretionary and information technology sectors.

The views and opinions in this report were current as of December 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Large-Cap Growth Fund

Dear Investor

Following six consecutive years of gains, the S&P 500 Index posted its weakest one-year return since 2008 and ended 2015 virtually flat. Stocks experienced a volatile second half of 2015, fueled by investor concerns over global growth. Turmoil in the credit market, accentuated by crude oil prices that slipped to their lowest levels in over a decade, further unsettled markets around the globe. Large-cap stocks performed relatively well, outpacing both mid- and small-cap stocks. Growth stocks outperformed value shares, propelled by a narrow group of market leaders.

The Institutional Large-Cap Growth Fund returned 10.08% during the one-year period ended December 31, 2015, compared with 5.67% for the benchmark Russell 1000 Growth Index. The Lipper Large-Cap Growth Funds Index, which measures the performance of similarly managed funds, delivered 5.61% for the same period.

Market Environment

It was a broadly challenging year for stocks in 2015, marked by investor concerns over the sustainability of global economic growth and narrowing stock market leadership. The S&P 500 Index notched a total return of just 1.38%, marking the worst one-year performance since 2008. Countervailing forces buffeted equities as stable U.S. economic and employment growth, increased merger activity, and elevated levels of corporate share repurchases were offset by broad weakness in emerging markets, a dramatic reversal in the Chinese stock market, and turbulence in the domestic credit market. Although U.S. equities rallied in October following a sharp late-summer sell-off, the accelerating decline in commodity prices drained much of the optimism from the stock market as the year ended.

The global economy continued to follow the sluggish, uneven growth pattern that has characterized the post-global financial crisis era. Consumption—the largest component of the domestic economy—is healthy. Consumer confidence reached multiyear highs, housing prices are stable to rising, and automobile sales are strong. Unemployment is down to its lowest level since the global financial crisis, and wages are beginning to rise. These factors gave the U.S. Federal Reserve enough confidence in the stability of the overall economy to raise short-term interest rates in December for the first time since 2006.

Outside of the U.S., those emerging markets which are levered to commodities suffered in the face of rising supplies, slowing Chinese demand, and U.S. dollar strength. Brazil was hit particularly hard; in addition to its troubles stemming from commodities, the country has been beset with high inflation, a tumbling currency, and corruption scandals that have permeated the country’s government and businesses.

Despite positive overall economic growth and a healthy consumer, profits for the S&P 500 Index were basically unchanged from 2014 levels due to two major head-winds. First, a rising U.S. dollar and weak international markets served to crimp overseas profits for U.S.-based companies. Additionally, energy sector profits collapsed.

Credit spreads widened in the second half of the year, as plunging commodity prices weighed significantly on the high yield market, where the energy and metals and mining sectors account for roughly one-fifth of the U.S. market. Turmoil in the credit market contributed to weakness in the equity market as investors began to question the continued ability of companies to fund acquisitions with newly issued debt.

It was a record year for mergers and acquisitions (M&A). Global M&A activity increased for a third consecutive year and reached an all-time high of over $5 trillion in 2015, surpassing the prior record high of $4.6 trillion attained in 2007. Many of the companies in your portfolio participated fully as buyers, including Alexion Pharmaceuticals, Danaher, FedEx, and Anthem, and also as sellers, including Keurig Green Mountain, Allergan, Precision Castparts, and Humana. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

It was another near-record year for share repurchases, which partially offset the negative impacts of weak energy and currency translation on per-share earnings. Companies in the S&P 500 Index spent approximately $575 billion on share repurchases in 2015, a level comparable to the record of $589 billion set in 2007. The amount of equity that has been withdrawn from the public market by cash-funded M&A deals and share buybacks is at an unprecedented level while there has been little new issuance.

In addition to the challenges presented by uneven global growth, the impact of disruptive technology on traditional business models is accelerating. E-commerce is attacking profit pools associated with brick and mortar retail businesses, content streaming is eroding the enormous subscriber base of traditional media conglomerates, and cloud computing is revolutionizing the way enterprises consume technology. The market has recognized, and in some instances embraced, these trends, with the resulting divergence in fundamental and stock price performance between legacy businesses and disruptors driving very narrow market leadership.

Strategy Review

Our investment philosophy, which favors select companies offering sustainable earnings and cash flow growth, drives your portfolio’s long-term results. To identify these firms, we scrutinize qualitative and quantitative criteria at both the industry and the company level. Once we have selected a suitable investment candidate, we look for opportunities to establish or increase positions at prices we believe will generate compelling returns. We focus on companies that are on the right side of major and lasting change. Those changes currently include the broadening appeal of e-commerce, the shift of advertising dollars from print and broadcast media to digital and social media, the emergence of software-as-a-service and cloud computing, and new therapeutic remedies. We have benefited from the work of talented analysts who have identified companies that can benefit from these trends.

Investment Review

Consumer discretionary was an especially bright area. We were handsomely rewarded by Amazon.com, the portfolio’s largest position, as well as holdings in Netflix and Starbucks. Following a year of frustration with Amazon’s seemingly endless spending on a list of wide-ranging initiatives, investors were pleasantly surprised with the newly disclosed segment results for its Amazon Web Services (AWS) cloud computing unit. Despite the stock’s strong runup this year, AWS and Amazon’s Prime subscription offering continue to hold underappreciated potential. AWS grew 78% in the third quarter with 25% operating margins while Prime added 3 million subscribers in the third week of December alone.

Netflix was another strong performer, as shares more than doubled in response to the company’s robust subscriber growth and international expansion. Starbucks shares advanced as the company demonstrated better-than-expected revenue growth on the strength of improved food offerings, new beverages, and the rollout of mobile ordering and payment capabilities. Unfortunately, not all of our positions in the consumer discretionary sector performed as well. Shares of Chipotle Mexican Grill declined sharply as investors (and customers) grew increasingly concerned with a series of E. coli outbreaks linked to several Chipotle locations starting in November. Although the company’s fast-casual units have historically been remarkably profitable, we sold a portion of our position with the view that it will take some time for the company to overcome the operational and reputational challenges presented by the E. coli outbreak.

Information technology, our largest sector exposure, was another area of outperformance, aided by our sizable position in Alphabet (formerly known as Google) and underweight to Apple relative to the benchmark. Similar to Amazon, Alphabet demonstrated improved profitability after a year of unusually heavy investment. Investors were buoyed by the prospect that Ruth Porat, Alphabet’s new CFO, would improve financial discipline at the company. While still early, investors’ enthusiasm seems well placed given the announcement of a modest share repurchase (the company’s first ever) and the decision to improve segment reporting. Shares of Apple declined during the period as iPhone sales fell short of expectations in the back half of the year. While Apple continues to demonstrate strength in China, the smartphone market is maturing rapidly, and it is unclear whether the Apple Watch, which has met with modest success so far, will have the ability to meaningfully aid Apple’s profit growth.

Microsoft was a new addition to the portfolio and one of our most significant purchases this year. Despite continued erosion in Windows sales, the tech giant is undertaking a migration to cloud computing under new executive leadership. Microsoft reported significant revenue growth from its cloud computing offerings, particularly its Office 365 application suite and Azure infrastructure platform. Our positions in Salesforce.com and ServiceNow provide additional exposure to computing as a service.

The portfolio benefited from an overweight to health care as the sector outperformed the market over the year. While overall stock selection in the sector also had a positive impact on performance, shares of Valeant Pharmaceuticals International suffered as the company faced increasing scrutiny surrounding its drug pricing practices and specialty pharmacy distribution model. Investors also became concerned that Valeant, which has grown through acquisitions, would not be able to continue accessing debt to fund further acquisitions given disruptions in the credit market. While it is unlikely that Valeant will be able to resume its strategy of growing through acquisitions in the next year, we believe the value of its underlying businesses, including Xifaxan and Bausch + Lomb products, exceeds the value that the market currently attributes to the company’s shares. Furthermore, a substantial part of Valeant’s business is overseas and is not subject to many of the market’s concerns.

While financials made up a relatively modest percentage of the portfolio, stock selection in the sector was the most notable detractor from performance during the period as Morgan Stanley and State Street performed poorly. Although shares of Morgan Stanley advanced steadily through the first half of 2015 on encouraging earnings results, the stock declined sharply during the market correction that occurred in the third quarter. We continue to view Morgan Stanley’s long-term prospects favorably due to the shift of its business mix toward wealth management. State Street benefited from revenue growth and better-than-expected expense discipline but experienced difficulty from industrywide challenges, including foreign exchange headwinds, increasing regulatory and compliance costs, and unfavorable market returns in the third quarter.

We eliminated our exposure to the energy sector over the year. Our team’s work suggests that the markets for crude oil and natural gas are likely to be chronically oversupplied for at least the next two years. Despite the impact of rapidly falling commodity prices and significant spending cuts instituted by companies engaged in exploration and production, the global crude oil market continues to be oversupplied by at least 1 million barrels per day. We expect that the supply of crude will continue to exceed demand in 2016 and 2017 as Iranian barrels enter the market and Chinese demand slows.

Outlook

As post-global financial crisis healing continues, our base case calls for an extended but muted global economic cycle. Inflation, often a business cycle killer, does not appear to be a near-term threat. Indeed, with a strong dollar and collapsing commodity prices, deflation would seem to be the bigger threat. Recognizing that the bull market, now closing its seventh year, is older than the average bull market of the past 75 years, we are inclined to keep return expectations moderate.

The bifurcation in the global economy is likely to continue as energy prices remain weak. Nevertheless, we expect the U.S. economy to continue growing at a modest rate. Although market participants have grown concerned that we are on the brink of entering a recession, we view this as an unlikely scenario given low inflation, a positive yield curve, accommodative monetary policy, and a lack of animal spirits of the sort that typically surface late in an economic cycle. Additional rate increases by the Federal Reserve are likely to be limited given the continued weakness in commodities and uncertainty in global markets.

After a rapid sell-off to start 2016, conditions are ripe for at least modest gains for U.S. stocks if the economy avoids recession; in a world of low inflation, low interest rates, and moderate growth, stocks are likely to perform well. A resumption of corporate earnings growth could drive further upside. Assuming the U.S. dollar and energy prices stabilize, we expect the huge headwinds to corporate earnings growth seen in 2015 to recede. By the back half of 2016, we expect the S&P 500 to be registering mid- to high-single-digit operating earnings per share growth.

We continue to strive to identify secular winners and avoid companies on the wrong side of change. Our largest source of concern is that some of our favorite long-term investments have been embraced by the market, which could limit near-term excess returns. In the near term, we look to other holdings to drive performance. With a longer time horizon, we believe these companies will continue to reward our ownership.

We appreciate your ongoing support.

Respectfully submitted,

Robert W. Sharps
Chairman of the portfolio’s Investment Advisory Committee

January 25, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

T. Rowe Price Institutional Large-Cap Growth Fund

Supplement to Prospectus Dated May 1, 2015

On page 5, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2017, Taymour R. Tamaddon will replace Robert W. Sharps as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Tamaddon joined T. Rowe Price in 2004.

On page 21, the disclosure under “Portfolio Management” is supplemented as follows:

Effective June 30, 2016, Taymour R. Tamaddon will become a member of the fund’s Investment Advisory Committee and, effective January 1, 2017, Mr. Tamaddon will replace Robert W. Sharps as Chairman of the committee. Mr. Tamaddon joined the Firm in 2004 and his investment experience dates from 2003. Since joining the Firm, he has served as an equity research analyst and a portfolio manager (beginning in 2013).

The date of this supplement is February 1, 2016.
E139-041	2/1/16

Risks of Stock Investing

The portfolio’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Glossary

Earnings growth rate – current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio – current fiscal year: P/E is a valuation measure calculated by dividing the price of a stock by its reported earnings per share from the latest fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s earnings. The higher the P/E, the more investors are paying for a company’s current earnings.

Price-to-earnings (P/E) ratio – next fiscal year: P/E is a valuation measure calculated by dividing the price of a stock by its estimated earnings for the next fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for the company’s expected earnings growth in the next fiscal year.

Price-to-earnings (P/E) ratio – 12 months forward: P/E is a valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for the company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE) – current fiscal year: ROE is a valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently the company and its management are using stockholder investments.

Russell 1000 Growth Index: An unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book values and higher forecast growth values.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Large-Cap Growth Fund

Growth of $1 Million

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Large-Cap Growth Fund

For a share outstanding throughout each period				
	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE					
Beginning of period	$ 27.48	$ 27.26	$ 18.88	$ 16.12	$ 16.38
Investment activities					
Net investment income[(1)]	0.02	0.02	0.02	0.08	0.03
Net realized and unrealized gain / loss	2.75	2.30	8.37	2.75	(0.26)
Total from investment activities	2.77	2.32	8.39	2.83	(0.23)
Distributions					
Net investment income	(0.01)	(0.02)	(0.01)	(0.07)	(0.03)
Net realized gain	(1.35)	(2.08)	–	–	–
Total distributions	(1.36)	(2.10)	(0.01)	(0.07)	(0.03)
NET ASSET VALUE					
End of period	**$ 28.89**	**$ 27.48**	**$ 27.26**	**$ 18.88**	**$ 16.12**
Ratios/Supplemental Data					
Total return[(2)]	**10.08%**	**8.72%**	**44.44%**	**17.55%**	**(1.40)%**
Ratio of total expenses to average net assets	0.56%	0.56%	0.56%	0.57%	0.57%
Ratio of net investment income to average net assets	0.06%	0.06%	0.07%	0.43%	0.19%
Portfolio turnover rate	39.5%	49.9%	42.4%	40.4%	57.6%
Net assets, end of period (in millions)	$ 13,592	$ 11,653	$ 9,677	$ 5,698	$ 3,202

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Large-Cap Growth Fund
December 31, 2015

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2015. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/15	Value 12/31/14
T. Rowe Price Reserve Investment Fund	¤	¤	74	166,923	63,964
T. Rowe Price Short-Term Reserve Fund	¤	¤	–^	1,007	–
Totals			$ 74	$ 167,930	$ 63,964

¤Purchase and sale information not shown for cash management funds.
^Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 167,930
Dividend income	74
Interest income	-
Investment income	$ 74
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Large-Cap Growth Fund
December 31, 2015
($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $9,611,666)	$ 13,531,036
Receivable for shares sold	81,061
Receivable for investment securities sold	11,084
Dividends receivable	4,371
Other assets	82
Total assets	13,627,634
Liabilities	
Payable for shares redeemed	22,258
Investment management fees payable	6,322
Payable for investment securities purchased	5,668
Obligation to return securities lending collateral	1,007
Due to affiliates	7
Other liabilities	438
Total liabilities	35,700
NET ASSETS	**$ 13,591,934**
Net Assets Consist of:	
Undistributed net investment income	$ 3,033
Accumulated undistributed net realized gain	112,384
Net unrealized gain	3,919,370
Paid-in capital applicable to 470,523,627 shares of $0.0001 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	9,557,147
NET ASSETS	**$ 13,591,934**
NET ASSET VALUE PER SHARE	**$ 28.89**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Large-Cap Growth Fund
($000s)

Year Ended 12/31/15
Investment Income (Loss)		
Income		
Dividend	$	79,654
Securities lending		14
Total income		79,668
Expenses		
Investment management		70,001
Shareholder servicing		22
Prospectus and shareholder reports		537
Custody and accounting		345
Registration		322
Legal and audit		73
Directors		54
Miscellaneous		143
Total expenses		71,497
Net investment income		8,171
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		700,149
Foreign currency transactions		(3)
Net realized gain		700,146
Change in net unrealized gain / loss on securities		487,365
Net realized and unrealized gain / loss		1,187,511
INCREASE IN NET ASSETS FROM OPERATIONS	**$**	**1,195,682**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Large-Cap Growth Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Growth Fund
December 31, 2015

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Growth Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on October 31, 2001. The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $97,000 for the year ended December 31, 2015.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2015:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2015, totaled $26,079,000 for the year ended December 31, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2015, the value of loaned securities was $977,000; the value of cash collateral and related investments was $1,007,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $5,512,679,000 and $4,957,287,000, respectively, for the year ended December 31, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the character of net currency losses. For the year ended December 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2015 and December 31, 2014, were characterized for tax purposes as follows:

At December 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended December 31, 2015, expenses incurred pursuant to these service agreements were $78,000 for Price Associates and $20,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and
Shareholders of T. Rowe Price Institutional Large-Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Large-Cap Growth Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2016

Tax Information (Unaudited) for the Tax Year Ended 12/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $665,977,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $8,168,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $8,168,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D. (1944) 2009 [181]	President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, BioMed Realty Trust (2013 to present); Director, Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)

Anthony W. Deering (1945) 2001 [181]	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Brixmor Real Estate Investment Trust (2012 to present); Director and Advisory Board Member, Deutsche Bank North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004 to 2012)

Bruce W. Duncan (1951) 2013 [181]	President, Chief Executive Officer, and Director, First Industrial Realty Trust, an owner and operator of industrial properties (2009 to present); Chairman of the Board (2005 to present) and Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr. (1952) 2012 [181]	Chairman of Compensation Committee and Director, Syniverse Holdings, Inc., a provider of wireless voice and data services for telecommunications companies (2008 to 2011); Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to present)

Paul F. McBride (1956) 2013 [181]	Former Company Officer and Senior Vice President, Human Resources and Corporate Initiatives, Black & Decker Corporation (2004 to 2010)

Cecilia E. Rouse, Ph.D. (1963) 2012 [181]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic Research’s Labor Studies Program (2011 to present); Member, President’s Council of Economic Advisers (2009 to 2011); Chair of Committee on the Status of Minority Groups in the Economic Profession, American Economic Association (2012 to present)

John G. Schreiber (1946) 2001 [181]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present); Director, General Growth Properties, Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate financial company (2012 to present); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2013 to present); Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek (1957) 2009 [181]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard (1956) 2006 [181]	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price International and T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC (1955) 2006 [127]	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; President, Institutional Equity Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth) Position Held With Institutional Equity Funds	Principal Occupation(s)

Brian W.H. Berghuis, CFA (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Mark S. Finn, CFA, CPA (1963) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Ann M. Holcomb, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Dominic Janssens (1965) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953) Secretary	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Catherine D. Mathews (1963) Treasurer and Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Gregory A. McCrickard, CFA (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Heather K. McPherson, CPA (1967) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David Oestreicher (1967) Vice President	Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Vice President and Secretary, T. Rowe Price and T. Rowe Price International; Vice President, Price Hong Kong and Price Singapore

Jason B. Polun, CFA (1974) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Larry J. Puglia, CFA, CPA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly, North American Head of Listed Derivatives Operation, Morgan Stanley (to 2013)

Deborah D. Seidel (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Eric L. Veiel, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

J. David Wagner, CFA (1974) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John F. Wakeman (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jeffrey T. Zoller (1970) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,158,000 and $2,283,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 17, 2016